UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 25, 2006 (Date of earliest event reported)
Rosetta Resources Inc. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	000-51801 (Commission File Number)	43-2083519 (IRS Employer Identification Number)

717 Texas, Suite 2800 (Address of principal executive offices)		77002 (Zip Code)
7133354000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 25, 2006, the Registrant issued a press release announcing that Rosetta Resources Inc. will conduct a company overview and tour of its Rio Vista field. The text of the release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Rosetta Resources Inc. dated August 25, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2006	ROSETTA RESOURCES INC. By: /s/ Michael J. Rosinski Michael J. Rosinski Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Rosetta Resources Inc. dated August 25, 2006